UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Insight Select Income Fund

 (Class A: CPUAX)

(Class C: CPUCX)

 (Class I: CPUIX)

 (Class Y: CPUYX)

ANNUAL REPORT

 JUNE 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 966- 9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

AAM/Insight Select Income Fund

 A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	20
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	39
Supplemental Information	40
Expense Example	47

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Insight Select Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/Insight Select Income Fund

Annual Shareholder Letter: June 30, 2019

Dear Shareholders and Directors of the AAM/Insight Select Income Fund:

For the fiscal year ending June 30, 2019, the AAM/Insight Select Income Fund Class A returned 9.65% and 6.38% including applicable sales charges, Class C returned 8.87% and Class I returned 9.87%. The Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index, returned 10.34%.

Over the 12 months to the end of the second quarter of 2019, the main performance driver was our strong security selection, particularly within both the US industrials sector and our non-US developed corporate bonds. On the negative side, asset allocation was a negative contributor. The Fund’s underweight in US investment grade industrials outperformed over the period and while our off-benchmark allocations to the esoteric ABS sectors underperformed the credit benchmark.

A strong US economic backdrop

The Fund’s performance over the year was against the backdrop of a strong US economy, which has been underpinned by consumption growth and government spending. The labor market also continued to tighten with unemployment falling below 4% (around 50-year lows), which, in turn, has helped wage growth push above 3%. US (Gross Domestic Product) GDP increased by 2.1% for the second quarter of 2019, which followed the first quarter’s strong growth rate of 3.1%, and a very respectable 2.9% for all of 2018. Corporate profitability remained strong. Annual profit growth was mostly flat versus the record highs of 2018, which were aided by the 2017 tax cuts. Given the above-trend economic growth in 2018, the Federal Reserve (Fed) was able to increase the Fed funds rate four times, ending the year at target rate of 2.25% to 2.5%.

US growth likely to hold up despite trade tensions

Since the fourth quarter of 2018, trade tensions increased between the US and China and concerns spread about the potential negative implications for Europe and emerging markets. Nonetheless, we forecast that the US GDP growth for the full year of 2019 can be approximately 2.5% per annum. This would not be usual as GDP growth in the US averaged less than 2% from 2009 to 2017, below pre-financial crisis trend growth. In fact, this cycle has seen the shallowest growth trajectory post a recession in modern history. Our base case is one in which the US economy remains self-sustaining in 2019, although we think growth will be somewhat slower than the prior year. Perhaps the slower growth and elevated skepticism throughout most of this expansion has reduced the build-up of excesses in the economy, which often accompany an expansion. We think this could potentially help further prolong the current cycle. The Fed has acknowledged uncertainties to its outlook and has stated that it will act as appropriate to sustain the current expansion. We believe the Fed will begin easing monetary policy in the coming months alongside many other central banks.

Fed pivots from tightening to easing bias

In early 2019, the Fed communicated its intention to take a pause from additional rate hikes given unresolved trade negotiations with China and an ongoing slowdown in growth overseas. During its March meeting the Fed also stated that its balance sheet reduction program (‘quantitative tightening’) would be slowed in May and ending in September. We think that this shift in the Fed’s policy stance combined with optimism around US and China trade negotiations improved investor sentiment and resulted in a strong rally in risk assets in the first quarter of 2019.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

The S&P 500 Index led the move returning 13.6% during the quarter, erasing the losses of the fourth quarter of 2018. In credit, both investment-grade and high-yield corporate bonds generated strong returns of 5.14% and 7.26%, respectively, as measured by the Bloomberg Barclays Investment Grade Corporate and High Yield Indices. The strength in the equity and credit markets was not shared by the rates market as interest rates globally remained depressed. German 10-year bunds traded at negative yields for the first time, joining their Japanese and Swiss counterparts. The US rates market remained well bid and the entire rate curve shifted downward. Specifically, the 2-year US Treasury yield fell by 23 basis points (.01% of 1%), 10-year yields fell by 28 basis points, and 30-year yields fell by 20 basis points during the first quarter. Volatility declined and remained below recent averages. The labor market was relatively strong, registering 541,000 new non-farm payrolls during the first quarter coupled with an unemployment rate of merely 3.8%. Wage growth continued to improve and has edged up above 3%.

Continuing the strength in the first quarter, equity and credit markets performed well during the second quarter of 2019, aided by further central bank dovishness. Credit spreads experienced some volatility during May and early June but quickly rebounded shortly after the FOMC’s June statement. US Treasury yields again moved significantly lower during the quarter and the curve steepened as the rates market priced in as many as four rate cuts in the coming 12-months. The 2-year US Treasury yield fell by 51 basis points, 10-year yield fell by 40 basis points and the 30-year yield fell by 29 basis points during the quarter. Perhaps the search for yield and the increasing amount of negative-yielding global debt (currently around $14 trillion) has led to foreign investors allocating to US markets, thus contributing to lower domestic yields.

Global growth concerns are a headwind, but we do not expect a US recession

Looking ahead, we think the domestic economy can continue to perform, albeit slowing from 2018 levels, given strong consumption and the continued effects of fiscal stimulus. Overseas however, economic growth forecasts have dipped across the board, particularly for Europe and China. Global inflation is expected to moderate to 3.1% and within developed markets inflation is expected to remain below the typical 2% central bank target. A further escalation of trade-related tensions and a cyclical slowdown in Europe are downside risks to our base case. While these events could slow growth, we do not believe they are likely to tip the US into a recession, given the relatively strong domestic economic momentum.

Caution is warranted and security selection will be key to outperformance

Given the overall global economic backdrop, we have reduced our allocation to corporate credit in the Fund while migrating investments up the credit ratings’ spectrum and emphasizing improving credits or those that we believe represent stable sources of income. We recognize that high yield valuations have tightened a long way since the start of the year and we remain cautious on taking exposure to generic market beta. We have reduced our high yield market allocation as a result. Elsewhere, we have increased our allocation to the securitized sectors (which we expect to potentially outperform late in an economic cycle with the added benefit of structural protections). We continue to scrutinize investment grade credits that have increased their leverage in this cycle due to mergers and acquisitions or share repurchases to ensure their balance sheets are sustainable. These efforts are aimed at minimizing price effects from negative credit migration. The duration of the portfolio remains neutral relative to the benchmark.

1.	Sales charges do not apply the Class I shares.

2.	The index is the Bloomberg Barclays U.S. Credit Index. The Barclays US Credit Bond Index represents publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both US and non-US corporations. The noncorporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. An investment cannot be made directly in a market index.

Gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period; in short, it is a broad measurement of a nation’s overall economic activity.

The views expressed in this Annual Shareholder Letter are the views of Insight North America LLC, the sub-advisor to the AAM/Insight Select Income Fund (the “Fund”) through June 30, 2019 and are subject to change based on market and other conditions. The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Fund’s investment sub-advisor is Insight North America LLC (INA). INA is part of ‘Insight’ or ‘Insight Investment’, the corporate brand for certain asset management companies operated by Insight Investment Management Limited including, among others, Insight Investment Management (Global) Limited and Insight Investment International Limited.

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Investment Risks: All investments are subject to risks including the potential loss of principal. The Fund’s principal risks are outlined below. More information about these risks may be found in the Fund’s prospectus. Fixed income securities decrease in value if interest rates rise. The Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices. High yield bonds (“junk bonds”) involve greater risks of default, downgrade, or price declines. Convertible securities and warrants are subject to potentially greater volatility than the general market. Foreign securities may be more volatile than the securities of U.S. issuers because of economic and other conditions. These risks are heightened in emerging markets. Investments denominated in foreign currencies are subject to changes in value relative to the U.S. dollar. Real Estate Investment Trusts (REITs) are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Master Limited Partnership Units (MLPs) risk includes the risks associated with a similar investment in equity securities. Additional risks include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk. Securities lending involves certain potential risks, primarily counterparty, market, liquidity and reinvestment risks.

AAM is an SEC-registered investment advisor and member FINRA/SIPC. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Insight.

Distributor: IMST Distributors, LLC.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/Insight Select Income Fund

FUND PERFORMANCE at June 30, 2019 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays U.S. Credit Bond Index and the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s official benchmark is the Bloomberg Barclays U.S. Credit Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is included for comparison purposes. The performance graph above is shown for the Fund’s Class I shares; Class A shares, Class C and Class Y shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year. The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2019	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	9.65%	3.81%	3.74%	04/19/13
Class C2	8.87%	3.07%	2.98%	04/19/13
Class I3	9.87%	4.11%	4.01%	04/19/13
Class Y3	9.91%	-	4.00%	10/31/17
After deducting maximum sales charge
Class A1	6.38%	3.18%	3.23%	04/19/13
Class C2	7.87%	3.07%	2.98%	04/19/13
Bloomberg Barclays U.S. Credit Bond Index	10.34%	3.92%	3.52%	04/19/13
Bloomberg Barclays U.S. Aggregate Bond Index	7.87%	2.95%	2.55%	04/19/13

[1]	Maximum sales charge for Class A shares is 3.00%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.

[3]	Class I and Y shares do not have any initial or contingent deferred sales charge.

AAM/Insight Select Income Fund

FUND PERFORMANCE at June 30, 2019 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

Gross and net expense ratios for Class A shares were 1.33% and 0.81%, respectively, for Class C shares were 2.07% and 1.55%, respectively, for Class I shares were 1.07% and 0.55%, respectively, and for Class Y shares were 1.02% and 0.50%, respectively, which were stated in the current prospectus dated November 01, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.85%, 1.60%, 0.60%, and 0.50% of the average daily net assets of the Class A, Class C, Class I and Class Y shares of the Fund, respectively. Prior to October 20, 2017, the Fund’s annual operating expense limits were 0.99%, 1.74%, and 0.74% of the average daily net assets of the Fund’s Class A, Class C, and Class I shares, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until October 31, 2028, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2019

Principal Amount		Value
	ASSET-BACKED SECURITIES — 9.8%
$148,201	Angel Oak Mortgage Trust I LLC Series 2019-2, Class A1, 3.628%, 3/25/2049[1,2,3]	$150,116
270,000	Antares CLO Ltd. Series 2017-1A, Class C, 5.692% (LIBOR 3 Month+310 basis points), 7/20/2028[1,2,4]	269,221
240,000	Arbor Realty Collateralized Loan Obligation Ltd. Series 2017-FL3, Class A, 3.384% (LIBOR 1 Month+99 basis points), 12/15/2027[1,2,4]	240,198
164,000	Arbor Realty Commercial Real Estate Notes Ltd. Series 2017-FL2, Class A, 3.384% (LIBOR 1 Month+99 basis points), 8/15/2027[1,2,4]	164,138
180,000	Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A, 2.630%, 12/20/2021[1,2]	180,457
21,067	BCC Funding XIII LLC Series 2016-1, Class A2, 2.200%, 12/20/2021[1,2]	21,059
116,881	CLI Funding LLC Series 2018-1A, Class A, 4.030%, 4/18/2043[1,2]	120,161
85,729	CPS Auto Trust Series 2016-D, Class B, 2.110%, 3/15/2021[1,2]	85,687
	DRB Prime Student Loan Trust
62,670	Series 2016-B, Class A2, 2.890%, 6/25/2040[1,2]	63,100
477,988	Series 2017-A, Class A2B, 2.850%, 5/27/2042[1,2]	483,937
	DT Auto Owner Trust
360,212	Series 2019-1A, Class A, 3.080%, 9/15/2022[1,2]	361,521
312,000	Series 2018-2A, Class C, 3.670%, 3/15/2024[1,2]	316,819
1,250,000	Flatiron CLO Ltd. Series 2018-1A, Class C, 4.288% (LIBOR 3 Month+170 basis points), 4/17/2031[1,2,4]	1,215,731
	Golub Capital Partners CLO Ltd.
290,000	Series 2017-19RA, Class B, 5.137% (LIBOR 3 Month+255 basis points), 7/26/2029[1,2,4]	290,060
850,000	Series 2018-36A, Class C, 4.665% (LIBOR 3 Month+210 basis points), 2/5/2031[1,2,4]	782,629
188,000	Greystone Commercial Real Estate Notes Ltd. Series 2017-FL1A, Class A, 3.944% (LIBOR 1 Month+155 basis points), 3/15/2027[1,2,4]	188,534
273,000	Hunt CRE Ltd. Series 2017-FL1, Class A, 3.394% (LIBOR 1 Month+100 basis points), 8/15/2034[1,2,4]	272,998
250,000	IVY Hill Middle Market Credit Fund XII Ltd. Series 12A, Class B, 5.592% (LIBOR 3 Month+300 basis points), 7/20/2029[1,2,4]	245,755
249,000	Lanark Master Issuer PLC Series 2019-1A, Class 1A1, 3.295% (LIBOR 3 Month+77 basis points), 12/22/2069[1,2,4]	250,340

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$200,000	LoanCore Ltd. Series 2018-CRE1, Class A, 3.524% (LIBOR 1 Month+113 basis points), 5/15/2028[1,2,4]	$200,374
453,000	Marlette Funding Trust Series 2019-2A, Class A, 3.130%, 7/16/2029[1,2]	455,639
713,000	Navient Private Education Loan Trust Series 2017-A, Class A2B, 3.294% (LIBOR 1 Month+90 basis points), 12/16/2058[1,2,4]	715,292
	NextGear Floorplan Master Owner Trust
360,000	Series 2017-1A, Class A2, 2.540%, 4/18/2022[1,2]	360,135
465,000	Series 2019-1A, Class A2, 3.210%, 2/15/2024[1,2]	475,273
104,888	SCF Equipment Leasing LLC Series 2017-2A, Class A, 3.410%, 12/20/2023[1,2]	105,917
	SMB Private Education Loan Trust
258,000	Series 2017-B, Class A2B, 3.144% (LIBOR 1 Month+75 basis points), 10/15/2035[1,2,4]	257,898
1,025,000	Series 2019-B, Class A2B, 3.414% (LIBOR 1 Month+100 basis points), 6/15/2037[1,2,4]	1,025,203
171,163	Sofi Consumer Loan Program LLC Series 2017-3, Class A, 2.770%, 5/25/2026[1,2]	171,486
288,000	Sofi Consumer Loan Program Trust Series 2018-1, Class B, 3.650%, 2/25/2027[1,2]	294,818
124,541	Sofi Professional Loan Program LLC Series 2019-A, Class A1FX, 3.180%, 6/15/2048[1,2]	125,722
150,699	Spirit Master Funding LLC Series 2014-2A, Class A, 5.760%, 3/20/2041[1,2]	156,467
83,600	TAL Advantage V LLC Series 2013-1A, Class A, 2.830%, 2/22/2038[1,2]	83,371
133,905	Tesla Auto Lease Trust Series 2018-B, Class A, 3.710%, 8/20/2021[1,2]	135,905
139,092	Textainer Marine Containers V Ltd. Series 2017-1A, Class A, 3.720%, 5/20/2042[1,2]	141,019
253,041	Triton Container Finance IV LLC Series 2017-2A, Class A, 3.620%, 8/20/2042[1,2]	256,068
164,213	VSE VOI Mortgage LLC Series 2016-A, Class A, 2.540%, 7/20/2033[1,2]	164,160
754,581	Willis Engine Structured Trust IV Series 2018-A, Class A, 4.750%, 9/15/2043[1,2,5]	787,779
	TOTAL ASSET-BACKED SECURITIES
	(Cost $11,641,973)	11,614,987
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.8%
46,206	Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A, 3.294% (LIBOR 1 Month+90 basis points), 9/15/2035[1,2,4]	46,099

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$172,863	Bellemeade Re Ltd. Series 2018-2A, Class M1B, 3.754% (LIBOR 1 Month+135 basis points), 8/25/2028[1,2,4]	$172,863
345,803	CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class C, 3.444% (LIBOR 1 Month+105 basis points), 7/15/2032[2,4]	345,803
309,807	CGMS Commercial Mortgage Trust Series 2017-MDRB, Class A, 3.494% (LIBOR 1 Month+110 basis points), 7/15/2030[2,4]	307,879
	Citigroup Commercial Mortgage Trust
400,000	Series 2013-375P, Class D, 3.635%, 5/10/2035[2,3]	404,974
90,000	Series 2016-P6, Class C, 4.426%, 12/10/2049[1,3]	93,950
82,912	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2018-SPI4, Class M1, 4.460%, 11/25/2048[1,2,3]	83,680
	FREMF Mortgage Trust
65,000	Series 2015-K44, Class B, 3.807%, 1/25/2048[1,2,3]	66,777
150,000	Series 2015-K45, Class B, 3.710%, 4/25/2048[1,2,3]	154,210
	LMREC, Inc.
132,852	Series 2016-CRE2, Class A, 4.104% (LIBOR 1 Month+170 basis points), 11/24/2031[1,2,4]	133,578
205,681	Series 2015-CRE1, Class AR, 3.384% (LIBOR 1 Month+98 basis points), 2/22/2032[1,2,4]	205,025
	MSBAM Commercial Mortgage Securities Trust
290,000	Series 2012-CKSV, Class C, 4.429%, 10/15/2030[2,3]	293,184
732,000	Series 2012-CKSV, Class D, 4.429%, 10/15/2030[2,3]	676,819
352,800	MSDB Trust Series 2017-712F, Class C, 3.749%, 7/11/2039[2,3]	362,176
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $3,265,919)	3,347,017
	CORPORATE BONDS — 71.1%
	COMMUNICATIONS — 6.6%
	AT&T, Inc.
750,000	4.750%, 5/15/2046[1]	792,010
250,000	5.150%, 2/15/2050[1]	276,027
1,023,000	Charter Communications Operating LLC / Charter Communications Operating Capital 5.750%, 4/1/2048[1]	1,131,460
	Comcast Corp.
620,000	3.700%, 4/15/2024[1]	658,036
92,000	4.150%, 10/15/2028[1]	101,398
107,000	4.700%, 10/15/2048[1]	125,320
505,000	4.950%, 10/15/2058[1]	616,423
600,000	Cox Enterprises, Inc. 7.375%, 7/15/2027[2]	751,390

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
	CSC Holdings LLC
$250,000	7.500%, 4/1/2028[1,2]	$274,450
423,000	6.500%, 2/1/2029[1,2]	461,599
	Sirius XM Radio, Inc.
229,000	4.625%, 7/15/2024[1,2]	234,331
384,000	5.000%, 8/1/2027[1,2]	390,682
509,000	Tencent Holdings Ltd. 3.595%, 1/19/2028[1,2,6]	519,690
64,000	Time Warner Cable LLC 6.550%, 5/1/2037	73,946
	Verizon Communications, Inc.
850,000	4.812%, 3/15/2039	977,187
69,000	4.672%, 3/15/2055	78,244
83,000	Viacom, Inc. 6.875%, 4/30/2036	105,164
300,000	VTR Finance B.V. 6.875%, 1/15/2024[1,2,6]	310,500
		7,877,857
	CONSUMER DISCRETIONARY — 5.7%
90,873	American Airlines 2013-2 Class B Pass-Through Trust 5.600%, 1/15/2022[2]	92,499
241,200	American Airlines 2017-1 Class AA Pass-Through Trust 3.650%, 8/15/2030	249,998
394,431	American Airlines 2017-2 Class AA Pass-Through Trust 3.350%, 4/15/2031	398,621
37,671	British Airways 2013-1 Class B Pass-Through Trust 5.625%, 12/20/2021[2]	38,300
410,000	ERAC USA Finance LLC 4.500%, 2/15/2045[1,2]	433,119
	Ford Motor Credit Co. LLC
575,000	2.343%, 11/2/2020	570,970
700,000	5.085%, 1/7/2021	721,314
400,000	5.875%, 8/2/2021	421,784
770,000	General Motors Financial Co., Inc. 3.665% (LIBOR 3 Month+110 basis points), 11/6/2021[4]	769,230
250,000	McDonald's Corp. 4.450%, 3/1/2047[1]	274,155
275,000	Newell Brands, Inc. 4.200%, 4/1/2026[1]	273,304
550,000	Royal Caribbean Cruises Ltd. 3.700%, 3/15/2028[1,6]	554,055
674,000	Starbucks Corp. 4.450%, 8/15/2049[1]	738,047
171,824	U.S. Airways 2013-1 Class A Pass-Through Trust 3.950%, 5/15/2027	180,951

AAM/Insight Select Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$337,312	United Airlines 2018-1 Class B Pass-Through Trust 4.600%, 9/1/2027	$349,983
210,000	United Airlines 2019-1 Class AA Pass-Through Trust 4.150%, 2/25/2033	225,331
476,000	William Lyon Homes, Inc. 6.625%, 7/15/2027[1,2]	474,810
		6,766,471
	CONSUMER STAPLES — 2.7%
	Altria Group, Inc.
242,000	4.800%, 2/14/2029[1]	260,341
152,000	5.950%, 2/14/2049[1]	173,492
617,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.900%, 2/1/2046[1]	686,988
935,000	Conagra Brands, Inc. 3.800%, 10/22/2021	961,049
750,000	Kroger Co. 4.500%, 1/15/2029[1]	816,490
241,000	Mars, Inc. 3.950%, 4/1/2049[1,2]	259,302
		3,157,662
	ENERGY — 9.4%
641,000	Andeavor Logistics LP / Tesoro Logistics Finance Corp. 4.250%, 12/1/2027[1]	677,096
309,000	Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.750%, 3/1/2027[1,2]	309,000
1,342,000	CITGO Petroleum Corp. 6.250%, 8/15/2022[1,2]	1,342,000
	Enbridge, Inc.
1,013,000	5.500%, 12/1/2046[1,6]	1,254,930
180,000	6.000% (LIBOR 3 Month+389 basis points), 1/15/2077[1,6,11]	180,900
500,000	Energy Transfer Operating LP 6.250%, 4/15/2049[1]	592,423
	Enterprise Products Operating LLC
475,000	6.450%, 9/1/2040	609,975
126,000	5.375% (LIBOR 3 Month+257 basis points), 2/15/2078[1,11]	117,180
250,000	Kinder Morgan, Inc. 8.050%, 10/15/2030	326,337
	Marathon Petroleum Corp.
307,000	4.750%, 9/15/2044[1]	316,651
345,000	5.850%, 12/15/2045[1]	380,582
	MPLX LP
515,000	4.875%, 6/1/2025[1]	559,713
249,000	5.500%, 2/15/2049[1]	282,807

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$408,000	4.900%, 4/15/2058[1]	$413,890
	NGPL PipeCo LLC
820,000	4.875%, 8/15/2027[1,2]	868,175
437,000	7.768%, 12/15/2037[2]	554,990
790,000	Noble Energy, Inc. 4.950%, 8/15/2047[1]	838,345
488,000	Parkland Fuel Corp. 5.875%, 7/15/2027[1,2,6]	495,784
208,000	Patterson-UTI Energy, Inc. 3.950%, 2/1/2028[1]	205,154
250,000	Plains All American Pipeline LP / PAA Finance Corp. 4.500%, 12/15/2026[1]	266,120
275,000	Sunoco Logistics Partners Operations LP 5.400%, 10/1/2047[1]	292,079
34,000	Sunoco LP / Sunoco Finance Corp. 5.500%, 2/15/2026[1]	35,403
250,000	Williams Cos., Inc. 4.900%, 1/15/2045[1]	261,969
		11,181,503
	FINANCIALS — 23.7%
175,000	Allstate Corp. 6.500% (LIBOR 3 Month+212 basis points), 5/15/2067[1,11]	199,500
990,000	American Express Co. 3.400%, 2/22/2024[1]	1,032,840
802,000	American International Group, Inc. 8.175% (LIBOR 3 Month+420 basis points), 5/15/2068[1,11]	1,026,560
1,560,000	American Tower Corp. 2.950%, 1/15/2025[1]	1,571,198
200,000	Banco Santander S.A. 3.306%, 6/27/2029[6]	201,406
	Bank of America Corp.
225,000	4.100%, 7/24/2023	240,111
1,174,000	3.366% (LIBOR 3 Month+81 basis points), 1/23/2026[1,11]	1,211,440
200,000	4.183%, 11/25/2027[1]	211,876
1,000,000	3.974% (LIBOR 3 Month+121 basis points), 2/7/2030[1,11]	1,071,902
200,000	5.875%, 2/7/2042	265,749
329,000	Barclays Bank PLC 3.041% (LIBOR 3 Month+46 basis points), 1/11/2021[1,4,6]	328,760
380,000	Berkshire Hathaway Finance Corp. 4.200%, 8/15/2048[1]	425,072
	Citigroup, Inc.
685,000	3.500%, 5/15/2023	706,815
515,000	3.950% (LIBOR 3 Month+143 basis points), 9/1/2023[1,4]	524,497
309,000	5.300%, 5/6/2044	367,687

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$451,000	Credit Agricole S.A. 4.000% (USD SWAP SEMI 30/360 5Y+164 basis points), 1/10/2033[1,2,6,10]	$456,062
351,000	Danske Bank A/S 5.000%, 1/12/2022[2,6]	367,162
1,050,000	Farmers Insurance Exchange 4.747% (LIBOR 3 Month+323 basis points), 11/1/2057[1,2,11]	1,009,480
272,000	Fiserv, Inc. 3.500%, 7/1/2029[1]	279,584
	Goldman Sachs Group, Inc.
209,000	5.950%, 1/15/2027	244,952
790,000	4.332% (LIBOR 3 Month+175 basis points), 10/28/2027[1,4]	806,071
250,000	6.750%, 10/1/2037	326,987
502,000	Harborwalk Funding Trust 5.077% (LIBOR 3 Month+319 basis points), 2/15/2069[1,2,11]	574,338
536,000	HCP, Inc. 3.250%, 7/15/2026[1]	540,191
232,000	High Street Funding Trust II 4.682%, 2/15/2048[1,2]	250,328
395,000	HSBC Capital Funding Dollar 1 LP 10.176% (LIBOR 3 Month+498 basis points), 6/30/2030[1,2,6,7,8,11]	613,980
789,000	ING Groep N.V. 3.550%, 4/9/2024[6]	816,173
	JPMorgan Chase & Co.
500,000	3.960% (LIBOR 3 Month+125 basis points), 1/29/2027[1,11]	534,849
880,000	4.625% (LIBOR 3 Month+258 basis points), 11/1/2022[1,7,8,11]	852,500
487,000	Lincoln National Corp. 3.800%, 3/1/2028[1]	511,229
1,000,000	Marsh & McLennan Cos., Inc. 4.375%, 3/15/2029[1]	1,103,298
236,000	Massachusetts Mutual Life Insurance Co. 4.900%, 4/1/2077[2]	275,807
	MetLife, Inc.
1,150,000	6.400%, 12/15/2066[1]	1,314,898
333,000	10.750%, 8/1/2069[1]	527,805
635,000	Mitsubishi UFJ Financial Group, Inc. 2.665%, 7/25/2022[6]	636,760
	Morgan Stanley
850,000	4.875%, 11/1/2022	909,642
100,000	3.981% (LIBOR 3 Month+140 basis points), 10/24/2023[1,4]	101,913
150,000	5.000%, 11/24/2025	166,061
300,000	4.350%, 9/8/2026	321,698
500,000	3.950%, 4/23/2027	522,987
1,045,000	New York Life Global Funding 2.875%, 4/10/2024[2]	1,068,307

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$231,000	Nuveen LLC 4.000%, 11/1/2028[1,2]	$253,468
	PNC Financial Services Group, Inc.
369,000	3.450%, 4/23/2029[1]	388,220
379,000	5.000% (LIBOR 3 Month+330 basis points), 11/1/2026[1,7,8,11]	385,632
845,000	Principal Financial Group, Inc. 4.700% (LIBOR 3 Month+304 basis points), 5/15/2055[1,11]	836,913
	Prudential Financial, Inc.
300,000	5.625% (LIBOR 3 Month+392 basis points), 6/15/2043[1,11]	317,238
447,000	5.700% (LIBOR 3 Month+267 basis points), 9/15/2048[1,11]	480,284
100,000	SAFG Retirement Services, Inc. 8.125%, 4/28/2023	116,189
250,000	UBS A.G. 7.625%, 8/17/2022[6]	280,428
	Wells Fargo & Co.
350,000	4.480%, 1/16/2024	375,170
250,000	5.875% (LIBOR 3 Month+399 basis points), 6/15/2025[1,7,8,11]	271,760
		28,223,777
	GOVERNMENTS — 1.4%
226,000	Colombia Government International Bond 5.200%, 5/15/2049[1,6]	256,230
225,000	Perusahaan Penerbit SBSN Indonesia III 4.450%, 2/20/2029[2,6]	241,031
1,000,000	Saudi Government International Bond 5.250%, 1/16/2050[2,6]	1,136,580
		1,633,841
	HEALTH CARE — 2.0%
310,000	Mylan N.V. 3.950%, 6/15/2026[1,6]	299,767
614,000	Stryker Corp. 3.375%, 11/1/2025[1]	645,223
1,222,000	Takeda Pharmaceutical Co., Ltd. 5.000%, 11/26/2028[1,2,6]	1,384,939
		2,329,929
	INDUSTRIALS — 3.0%
	General Electric Co.
84,000	5.300%, 2/11/2021	87,029
744,000	4.125%, 10/9/2042	685,253
100,000	Heathrow Funding Ltd. 4.875%, 7/15/2023[2,6]	105,774
236,000	Herc Holdings, Inc. 5.500%, 7/15/2027[1,2]	237,475

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	INDUSTRIALS (Continued)
$294,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. 3.650%, 7/29/2021[1,2]	$300,639
	Ryder System, Inc.
336,000	3.500%, 6/1/2021	342,788
1,295,000	3.650%, 3/18/2024[1]	1,353,039
50,000	Sydney Airport Finance Co. Pty Ltd. 3.375%, 4/30/2025[1,2,6]	50,834
200,000	Union Pacific Corp. 4.500%, 9/10/2048[1]	227,566
150,000	United Technologies Corp. 2.800%, 5/4/2024[1]	151,978
		3,542,375
	MATERIALS — 2.9%
782,000	3M Co. 4.000%, 9/14/2048[1]	845,891
1,492,000	BHP Billiton Finance USA Ltd. 6.750% (USD SWAP SEMI 30/360 5Y+509 basis points), 10/19/2075[1,2,6,10]	1,702,372
401,000	Celulosa Arauco y Constitucion S.A. 5.500%, 4/30/2049[1,2,6]	422,052
500,000	Nutrien Ltd. 3.625%, 3/15/2024[1,6]	518,685
		3,489,000
	TECHNOLOGY — 5.1%
1,293,000	Apple, Inc. 2.500%, 2/9/2025	1,306,325
	Broadcom, Inc.
830,000	4.250%, 4/15/2026[1,2]	842,346
705,000	4.750%, 4/15/2029[1,2]	723,881
	International Business Machines Corp.
1,020,000	3.000%, 5/15/2024	1,047,513
510,000	4.250%, 5/15/2049	549,500
137,000	Microsoft Corp. 4.500%, 2/6/2057[1]	167,734
525,000	NXP B.V. / NXP Funding LLC 3.875%, 9/1/2022[2,6]	539,826
500,000	Oracle Corp. 3.850%, 7/15/2036[1]	530,449
352,000	Tencent Holdings Ltd. 3.975%, 4/11/2029[1,2,6]	367,810
		6,075,384

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	CORPORATE BONDS (Continued)
	UTILITIES — 8.6%
$789,000	Arizona Public Service Co. 4.250%, 3/1/2049[1]	$863,647
170,000	Black Hills Corp. 3.950%, 1/15/2026[1]	177,301
675,000	Cleveland Electric Illuminating Co. 3.500%, 4/1/2028[1,2]	685,311
221,000	Dominion Energy South Carolina, Inc. 4.250%, 8/15/2028[1]	246,007
560,000	DTE Energy Co. 3.400%, 6/15/2029[1]	569,837
429,000	Duke Energy Carolinas LLC 3.950%, 11/15/2028[1]	466,997
262,000	Duquesne Light Holdings, Inc. 6.400%, 9/15/2020[2]	273,283
508,000	Edison International 2.400%, 9/15/2022[1]	483,872
	Enel Finance International N.V.
317,000	2.750%, 4/6/2023[2,6]	316,153
526,000	4.625%, 9/14/2025[2,6]	564,645
248,000	Exelon Corp. 3.400%, 4/15/2026[1]	254,632
	FirstEnergy Corp.
200,000	7.375%, 11/15/2031	273,448
210,000	4.850%, 7/15/2047[1]	238,720
664,000	Florida Power & Light Co. 3.990%, 3/1/2049[1]	728,235
230,000	Kansas City Power & Light Co. 4.200%, 6/15/2047[1]	251,986
354,000	Metropolitan Edison Co. 4.300%, 1/15/2029[1,2]	385,921
1,000,000	MidAmerican Energy Co. 4.250%, 7/15/2049[1]	1,138,408
277,000	NiSource, Inc. 5.650% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+284 basis points), 6/15/2023[1,7,8,10]	270,075
535,000	Piedmont Natural Gas Co., Inc. 3.500%, 6/1/2029[1]	559,524
	Southern Co. Gas Capital Corp.
426,000	5.875%, 3/15/2041[1]	518,246
121,000	3.950%, 10/1/2046[1]	118,912
822,000	4.400%, 5/30/2047[1]	869,498
		10,254,658
	TOTAL CORPORATE BONDS
	(Cost $80,896,693)	84,532,457

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	MUNICIPAL BONDS — 1.1%
$820,000	State of California 7.550%, 4/1/2039	$1,298,158
	TOTAL MUNICIPAL BONDS
	(Cost $1,209,583)	1,298,158
	U.S. GOVERNMENT AND AGENCIES — 11.7%
35,503	Fannie Mae Pool 6.000%, 7/1/2040	40,793
	United States Treasury Bond
2,366,700	3.500%, 2/15/2039	2,811,289
484,300	3.000%, 2/15/2049	531,898
1,448,100	United States Treasury Floating Rate Note 2.139% (U.S. Treasury 3 Month Bill Money Market Yield), 7/31/2020[4]	1,446,566
	United States Treasury Note
2,500,200	2.375%, 2/29/2024	2,570,616
3,105,100	2.500%, 2/28/2026	3,229,667
1,328,300	3.125%, 11/15/2028	1,456,927
1,710,500	2.625%, 2/15/2029	1,803,775
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $13,563,484)	13,891,531
	PREFERRED STOCKS — 0.2%
	FINANCIALS — 0.2%
2,800	CoBank ACB 6.250% (LIBOR 3 Month+456 basis points), 10/1/2022[1,7,8,11]	290,500
	TOTAL PREFERRED STOCKS
	(Cost $299,688)	290,500

Number of Shares
	SHORT-TERM INVESTMENTS — 2.3%
2,674,176	Federated Treasury Obligations Fund - Institutional Class 2.190%, 7/3/2019[9]	2,674,176
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,674,176)	2,674,176
	TOTAL INVESTMENTS — 99.0%
	(Cost $113,551,516)	117,648,826
	Other Assets in Excess of Liabilities — 1.0%	1,211,583
	TOTAL NET ASSETS — 100.0%	$118,860,409

LLC – Limited Liability Company

PLC – Public Limited Company

LP – Limited Partnership

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

[1]	Callable.

[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $37,828,479, which represents 31.8% of total net assets of the Fund.

[3]	Variable rate security.
[4]	Floating rate security.
[5]	Step rate security.

[6]	Foreign security denominated in U.S. Dollars.

[7]	Interest-only security.

[8]	Perpetual security. Date shown is next call date.
[9]	The rate is the annualized seven-day yield at period end.

[10]	Fixed to variable security. Fixed rate indicated is the rate effective at June 30, 2019. Security may convert at a future date to variable rate of referenced rate and spread.

[11]	Fixed to float security. Fixed rate indicated is the rate effective at June 30, 2019. Security may convert at a future date to floating rate of referenced rate and spread.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Notional Value	Value at June 30, 2019	Unrealized Appreciation (Depreciation)
Interest Rate Futures
8	Ultra 10-Year U.S. Treasury Note	September 2019	$1,102,742	$1,105,000	$2,258
(4)	Ultra Long-Term U.S. Treasury Bond	September 2019	(680,993)	(710,250)	(29,257)
TOTAL FUTURES CONTRACTS			$421,749	$394,750	$(26,999)

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

SUMMARY OF INVESTMENTS

As of June 30, 2019

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	23.7%
Energy	9.4%
Utilities	8.6%
Communications	6.6%
Consumer Discretionary	5.7%
Technology	5.1%
Industrials	3.0%
Materials	2.9%
Consumer Staples	2.7%
Health Care	2.0%
Governments	1.4%
Total Corporate Bonds	71.1%
U.S. Government and Agencies	11.7%
Asset-Backed Securities	9.8%
Commercial Mortgage-Backed Securities	2.8%
Municipal Bonds	1.1%
Preferred Stocks	0.2%
Short-Term Investments	2.3%
Total Investments	99.0%
Other Assets in Excess of Liabilities	1.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2019

Assets:
Investments, at value (cost $113,551,516)	$117,648,826
Unrealized appreciation on open futures contracts	2,258
Cash deposited with brokers for futures contracts	43,041
Receivables:
Securities sold	206,814
Fund shares sold	5,564,752
Dividends and interest	1,116,839
Prepaid expenses	29,113
Other assets	21
Total assets	124,611,664

Liabilities:
Unrealized depreciation on open futures contracts	29,257
Payables:
Investment securities purchased	5,523,208
Fund shares redeemed	93,809
Advisory fees	10,906
Shareholder servicing fees (Note 7)	10,424
Distribution fees - Class C (Note 8)	2,857
Distribution fees - Class A (Note 8)	1,640
Auditing fees	20,379
Transfer agent fees and expenses	15,988
Fund accounting and administration fees	13,056
Chief Compliance Officer fees	3,490
Custody fees	3,098
Trustees' Deferred Compensation (Note 3)	2,838
Trustees' fees and expenses	126
Accrued other expenses	20,179
Total liabilities	5,751,255

Net Assets	$118,860,409
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$115,413,226
Total distributable earnings	3,447,183
Net Assets	$118,860,409

AAM/Insight Select Income Fund

STATEMENT OF ASSETS AND LIABILITIES - Continued

As of June 30, 2019

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$8,059,594
Number of shares issued and outstanding	777,699
Net asset value per share[1]	$10.36
Maximum sales charge (3.00% of offering price)[2]	0.32
Maximum offering price to public	$10.68

Class C Shares:
Net assets applicable to shares outstanding	$3,634,082
Number of shares issued and outstanding	351,162
Net asset value per share[3]	$10.35

Class I Shares:
Net assets applicable to shares outstanding	$107,166,095
Number of shares issued and outstanding	10,330,672
Net asset value per share	$10.37

Class Y Shares:
Net assets applicable to shares outstanding	$638
Number of shares issued and outstanding	61
Net asset value per share[4]	$10.36

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 18 monhts of purchase.

[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.

[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 monhts of purchase.

[4]	Net asset value is calculated based on unrounded net assets and shares outstanding.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2019

Investment Income:
Dividends	$17,500
Interest (net of foreign withholding taxes of $514)	3,839,620
Total investment income	3,857,120

Expenses:
Advisory fees	344,280
Fund accounting and administration fees	122,779
Registration fees	82,291
Transfer agent fees and expenses	65,005
Distribution fees - Class C (Note 8)	30,793
Shareholder servicing fees - Class I (Note 7)	24,314
Shareholder servicing fees - Class A (Note 7)	5,756
Shareholder servicing fees - Class C (Note 7)	1,847
Legal fees	30,571
Auditing fees	20,447
Custody fees	19,515
Chief Compliance Officer fees	17,477
Distribution fees - Class A (Note 8)	15,968
Shareholder reporting fees	15,293
Fund accounting fees	13,277
Miscellaneous	10,694
Trustees' fees and expenses	9,184
Insurance fees	1,575
Total expenses	831,066
Advisory fees waived	(299,390)
Net expenses	531,676
Net investment income	3,325,444

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(111,617)
Futures contracts	3,022
Net realized loss	(108,595)
Net change in unrealized appreciation/depreciation on:
Investments	6,449,759
Futures contracts	(26,999)
Net change in unrealized appreciation	6,422,760
Net realized and unrealized gain	6,314,165

Net Increase in Net Assets from Operations	$9,639,609

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$3,325,444	$2,505,542
Net realized loss on investments and futures contracts	(108,595)	(60,622)
Net change in unrealized appreciation/depreciation on investments and futures contracts	6,422,760	(3,350,508)
Net increase (decrease) in net assets resulting from operations	9,639,609	(905,588)

Distributions to Shareholders:
Distributions[1]:
Class A	(231,665)
Class C	(83,419)
Class I	(2,982,717)
Class Y2	(22)

From net investment income:
Class A		(358,124)
Class C		(64,849)
Class I		(1,967,121)
Class Y2		(12)
Total distributions to shareholders	(3,297,823)	(2,390,106)

Capital Transactions:
Net proceeds from shares sold:
Class A	5,227,138	6,001,503
Class C	1,830,879	2,346,906
Class I	80,194,751	40,496,448
Class Y2	-	594
Reinvestment of distributions:
Class A	205,415	320,982
Class C	81,863	51,287
Class I	2,958,453	1,897,081
Class Y2	22	12
Cost of shares redeemed:
Class A3	(9,208,332)	(5,418,631)
Class C4	(1,640,114)	(1,487,952)
Class I5	(51,469,899)	(14,205,168)
Net increase in net assets from capital transactions	28,180,176	30,003,062

Total increase in net assets	34,521,962	26,707,368

Net Assets:
Beginning of period	84,338,447	57,631,079
End of period[6]	$118,860,409	$84,338,447

AAM/Insight Select Income Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Capital Share Transactions:
Shares sold:
Class A	538,301	594,628
Class C	185,192	231,798
Class I	8,100,484	3,999,818
Class Y2	-	58
Shares reinvested:
Class A	20,980	31,835
Class C	8,363	5,106
Class I	301,641	188,282
Class Y2	2	1
Shares redeemed:
Class A	(942,836)	(537,775)
Class C	(166,887)	(147,718)
Class I	(5,196,867)	(1,423,694)
Net increase from capital share transactions	2,848,373	2,942,339

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.

[2]	Class Y shares commenced operations on October 31, 2017.

[3]	Net of redemption fee proceeds of $3,632 and $4,431, respectively.

[4]	Net of redemption fee proceeds of $79 and $399, respectively.

[5]	Net of redemption fee proceeds of $33 and $56,050, respectively.

[6]	For the year ended June 30, 2018, net assets included accumulated undistributed net investment income of $269,117. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.78	$10.16	$10.10	$9.80	$10.03
Income from Investment Operations:
Net investment income[1]	0.34	0.31	0.29	0.30	0.29
Net realized and unrealized gain (loss)	0.57	(0.38)	0.04	0.28	(0.19)
Total from investment operations	0.91	(0.07)	0.33	0.58	0.10

Less Distributions:
From net investment income	(0.34)	(0.31)	(0.28)	(0.28)	(0.33)

Redemption fee proceeds[1]	0.01	- [2]	0.01	-	-

Net asset value, end of period	$10.36	$9.78	$10.16	$10.10	$9.80

Total return[3]	9.65%	(0.78)%	3.45%	6.10%	0.96%

Ratios and Supplemental Data:
Net assets, end of period	$8,059,594	$11,354,169	$10,892,130	$2,074,780	$1,003,028

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.17%	1.37%	1.51%	1.70%	1.94%
After fees waived and expenses absorbed	0.84%	0.87%[4]	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.09%	2.62%	2.35%	2.41%	1.97%
After fees waived and expenses absorbed	3.42%	3.12%	2.87%	3.12%	2.92%

Portfolio turnover rate	155%	64%	68%	45%	38%

[1]	Based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.00% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge(“CDSC”)of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.

[4]	Effective October 20, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.85% of average daily net assets of Class A shares of the Fund. Prior to October 20, 2017, the annual operating expense limit was 0.99%

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.77	$10.15	$10.10	$9.79	$10.02
Income from Investment Operations:
Net investment income[1]	0.27	0.24	0.21	0.23	0.21
Net realized and unrealized gain (loss)	0.58	(0.39)	0.04	0.29	(0.18)
Total from investment operations	0.85	(0.15)	0.25	0.52	0.03

Less Distributions:
From net investment income	(0.27)	(0.23)	(0.21)	(0.21)	(0.26)

Redemption fee proceeds[1]	- [2]	- [2]	0.01	-	-

Net asset value, end of period	$10.35	$9.77	$10.15	$10.10	$9.79

Total return[3]	8.87%	(1.51)%	2.62%	5.47%	0.23%

Ratios and Supplemental Data:
Net assets, end of period	$3,634,082	$3,171,318	$2,389,241	$676,168	$294,068

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.89%	2.10%	2.26%	2.45%	2.69%
After fees waived and expenses absorbed	1.56%	1.60%[4]	1.74%	1.74%	1.74%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.37%	1.88%	1.60%	1.66%	1.22%
After fees waived and expenses absorbed	2.70%	2.38%	2.12%	2.37%	2.17%

Portfolio turnover rate	155%	64%	68%	45%	38%

[1]	Based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

[4]	Effective October 20, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60% of average daily net assets of Class C shares of the Fund. Prior to October 20, 2017, the annual operating expense limit was 1.74%.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.80	$10.17	$10.12	$9.79	$10.02
Income from Investment Operations:
Net investment income[1]	0.37	0.34	0.31	0.33	0.32
Net realized and unrealized gain (loss)	0.57	(0.39)	0.05	0.29	(0.20)
Total from investment operations	0.94	(0.05)	0.36	0.62	0.12

Less Distributions:
From net investment income	(0.37)	(0.33)	(0.31)	(0.30)	(0.35)

Redemption fee proceeds[1]	- [2]	0.01	- [2]	0.01	- [2]

Net asset value, end of period	$10.37	$9.80	$10.17	$10.12	$9.79

Total return[3]	9.87%	(0.43)%	3.59%	6.65%	1.22%

Ratios and Supplemental Data:
Net assets, end of period	$107,166,095	$69,812,380	$44,349,708	$31,674,766	$30,587,345

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.86%	1.09%	1.26%	1.45%	1.69%
After fees waived and expenses absorbed	0.53%	0.59%[4]	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.40%	2.90%	2.60%	2.66%	2.22%
After fees waived and expenses absorbed	3.73%	3.40%	3.12%	3.37%	3.17%

Portfolio turnover rate	155%	64%	68%	45%	38%

[1]	Based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective October 20, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.60% of average daily net assets of Class I shares of the Fund. Prior to October 20, 2017, the annual operating expense limit was 0.74%.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2019	For the Period October 31, 2017* through June 30, 2018
Net asset value, beginning of period	$9.79	$10.23
Income from Investment Operations:
Net investment income[1]	0.37	0.24
Net realized and unrealized gain (loss)	0.57	(0.48)
Total from investment operations	0.94	(0.24)

Less Distributions:
From net investment income	(0.37)	(0.20)

Net asset value, end of period	$10.36	$9.79

Total return[2]	9.91%	(2.35)%[3]

Ratios and Supplemental Data:
Net assets, end of period	$638	$580

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.83%	1.00%[4]
After fees waived and expenses absorbed	0.50%	0.50%[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.43%	3.08%[4]
After fees waived and expenses absorbed	3.76%	3.58%[4]

Portfolio turnover rate	155%	64%[3]

*	Commencement of operations.

[1]	Based on average shares outstanding for the period.

[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.

[4]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

Note 1 – Organization

AAM/Insight Select Income Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek current income. The Fund currently offers four classes of shares: Class A, Class C, Class I and Class Y. The Fund’s Class A, Class C and Class I shares commenced investment operations on April 19, 2013. The Fund’s Class Y shares commenced investment operations on October 31, 2017.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

(b) Stock Index Futures

The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and a Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate the futures transaction. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Preferred Stock Risk

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of futures contracts, the Funds may be required to maintain collateral in various forms. At June 30, 2019, such collateral is denoted in the Fund’s Schedule of Investments and Statements of Assets and Liabilities. Also in conjunction with the use of futures contracts, the Fund, when appropriate, utilize a segregated margin deposit account with the counterparty. At June 30, 2019, these segregated margin deposit accounts are denoted in the Fund’s Statements of Assets and Liabilities.

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended June 30, 2016-2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor. Effective October 20, 2017 (the "Effective Date"), the Advisor has lowered its management fee from the annual rate of 0.50% to 0.38% of the Fund’s average daily net assets. In addition, as of the Effective Date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses from 0.99%, 1.74% and 0.74% to 0.85%, 1.60% and 0.60% of the average daily net assets for the Fund's Class A, Class C and Class I shares, respectively. The Advisor has engaged Insight North America LLC (the “Sub-Advisor”) to manage the Fund and pay the Sub-Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.85%, 1.60%, 0.60% and 0.50% of the average daily net assets of the Fund's Class A, Class C, Class I and Class Y Shares, respectively. This agreement is in effect until October 31, 2028, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended June 30, 2019, the Advisor waived all of its fees and absorbed other expenses totaling $299,390 for the Fund. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2020	$268,428
2021	375,555
2022	299,390
Total	$943,373

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2019 are reported on the Statement of Operations.

MST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2019, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$113,572,529

Gross unrealized appreciation	4,454,366
Gross unrealized depreciation	(378,039)

Net unrealized appreciation	$4,076,297

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Loss)
Select Income Fund	$337	$(337)

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

As of June 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$301,995
Undistributed long-term capital gains	-
Tax accumulated earnings	301,995

Accumulated capital and other losses	(931,109)
Unrealized appreciation on investments	4,076,297
Total accumulated earnings	$3,447,183

The tax character of the distributions paid during the fiscal years ended June 30, 2019, and June 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$3,297,823	$2,390,106
Net long-term capital gains	-	-
Total distributions paid	$3,297,823	$2,390,106

At June 30, 2019, the Fund had $381,779 of accumulated short term capital loss carryforward and $546,492 of accumulated long term capital loss carryforward. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2019 and the year ended June 30, 2018, the Fund received $3,744 and $60,880, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended June 30, 2019, purchases and sales of investments, excluding short-term investments and futures contracts, were $164,784,259 and $140,620,184, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class A shares, Class C shares, and Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Class Y shares do not participate in the Shareholder Servicing Plan.

For the year ended June 30, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares and Class Y shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2019, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Asset-Backed Securities	$-	$11,614,987	$-	$11,614,987
Commercial Mortgage-Backed Securities	-	3,347,017	-	3,347,017
Corporate Bonds[1]	-	84,532,457	-	84,532,457
Municipal Bonds	-	1,298,158	-	1,298,158
U.S. Government and Agencies	-	13,891,531	-	13,891,531
Preferred Stocks	290,500	-	-	290,500
Short-Term Investments	2,674,176	-	-	2,674,176
Total Investments	2,964,676	114,684,150	-	117,648,826
Other Financial Instruments**
Futures Contracts	2,258	-	-	2,258
Total Assets	$2,966,934	$114,684,150	$-	$117,651,084
Liabilities
Other Financial Instruments**
Futures Contracts	$29,257	$-	$-	$29,257
Total Liabilities	$29,257	$-	$-	$29,257

[1]	For a detailed break-out of corporate bonds by major sector classification, please refer to the Schedules of Investments.
*	The Fund did not hold any Level 3 securities at period end.
**	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Note 11 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position and performance. The Fund invested in futures contracts during the year ended June 30, 2019.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments, as of June 30, 2019, by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Value
Interest Rate Contracts	Unrealized appreciation/depreciation on open futures contracts	$2,258	$29,257

The effects of derivative instruments on the Statements of Operations for the year ended June 30, 2019 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments		Total
Interest Rate Contracts	Futures Contracts	$3,022

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments		Total
Interest Rate Contracts	Futures Contracts	$(26,999)

The quarterly average volumes of derivative instruments as of June 30, 2019 are as follows:

Derivatives not designated as hedging instruments			Total
Interest Rate Contracts	Long Futures Contracts	Notional Amount	$220,548
Interest Rate Contracts	Short Futures Contracts	Notional Amount	(136,199)

Note 12 – New Accounting Pronouncement

In August 2018, the Securities and Exchange Commission (the "SEC") adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/Insight Select Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/Insight Select Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2019

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	5	Investment Managers Series Trust (includes 60 portfolios)
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	5	Investment Managers Series Trust (includes 60 portfolios). Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	5	Investment Managers Series Trust (includes 60 portfolios).

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	5	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 8 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	5	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 8 portfolios).
Maureen Quill [a]* (born 1963) Trustee and President	Since June 2019	President, UMB Distribution Services (March 2013 – present), EVP/Executive President Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. President (June 2014 – present) and Vice President, (December 2013 – June 2014). Investment Managers Series Trust.	5	Investment Managers Series Trust (includes 60 portfolios).

AAM/Insight Select Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/HIMCO Short Duration Fund, AAM/HIMCO Global Enhanced Dividend Fund, and AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services.

AAM/Insight Select Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/Insight Select Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on March 13, 2019, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Insight North America LLC (the “Sub-Advisor”), with respect to the AAM/Insight Select Income Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Bloomberg Barclays U.S. Credit Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Corporate Bond fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2018; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the five-year period was above the Peer Group and Fund Universe median returns and the returns of the Bloomberg Barclays U.S. Credit Index and Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s annualized total return for the three-year period was above the Peer Group median return, the Bloomberg Barclays U.S. Credit Index return and the Bloomberg Barclays U.S. Aggregate Bond Index return, but below the Fund Universe median return by 0.15%. The Fund’s total return for the one-year period was below the Fund Universe median return by 0.35%, the Bloomberg Barclays U.S. Credit Index return by 0.91%, the Peer Group median return by 1.90%, and the Bloomberg Barclays U.S. Aggregate Bond Index return by 3.03%. The Trustees noted the Investment Advisor’s explanation that the Fund’s underperformance over the one-year period was due in part to the fact that during the fourth quarter of 2018, investment grade and high yield corporate credit generally underperformed U.S. Treasury securities, and that many of the Peer Group funds had more exposure to U.S. Treasury securities and less exposure to corporate credit than the Fund. The Trustees also considered the Investment Advisor’s belief that over the one-year period the Fund delivered on its primary objective to seek current income. The Trustees also noted that the Fund had received a five-star Morningstar rating in 2016 and four-star ratings in 2017 and 2018.

AAM/Insight Select Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were the same as the Peer Group median, and higher than the Fund Universe median by 0.03%. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2018, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain operating expenses for the Fund, and did not realize a profit. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

AAM/Insight Select Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Insight North America LLC

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund and noted that it was lower than the advisory fees the Sub-Advisor charges to manage a closed-end fund and an open-end fund with the same or similar strategies as the Fund. The Board noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

AAM/Insight Select Income Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		1/1/19	6/30/19	1/1/19 – 6/30/19
Class A*	Actual Performance	$1,000.00	$1,097.60	$4.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.63	4.20
Class C*	Actual Performance	1,000.00	1,094.50	8.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.06	7.80
Class I*	Actual Performance	1,000.00	1,100.00	2.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.17	2.66
Class Y*	Actual Performance	1,000.00	1,100.30	2.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.33	2.50

AAM/Insight Select Income Fund

EXPENSE EXAMPLE - Continued

For the Six Months Ended June 30, 2019 (Unaudited)

*	Expenses are equal to the Fund’s annualized expense ratios of 0.84%, 1.56%, 0.53%, and 0.50% for Class A, Class C, Class I, and class Y shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

AAM/Insight Select Income Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Insight North America LLC

200 Park Avenue, 7th Floor

New York, New York 10166

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Insight Select Income Fund - Class A	CPUAX	46141P 883
AAM/Insight Select Income Fund - Class C	CPUCX	46141P 875
AAM/Insight Select Income Fund - Class I	CPUIX	46141P 867
AAM/Insight Select Income Fund - Class Y	CPUYX	46141Q 121

Privacy Principles of the AAM/Insight Select Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Insight Select Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 966-9661. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Insight Select Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2019	FYE 06/30/2018
Audit Fees	$19, 950	$16, 700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2019	FYE 06/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2019	FYE 06/30/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/9/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/9/19

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/9/19